SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 27, 2005 (April 27, 2005)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	0-21021 (Commission File Number)	04-3308902 (IRS Employer Identification No.)

222 Merrimack Street Lowell, Massachusetts (address of principal executive offices)	01852 (Zip Code)

(978) 459-9000

(Registrant’s telephone number, including area code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 7.01.	Results of Operations and Financial Condition
Regulation FD Disclosure

The registrant has provided information concerning its results of operations and financial condition for the three months ended on March 31, 2005, and announcing the declaration of an annual dividend.  This information is contained in the first three paragraphs and the second-to-last paragraph of the registrant’s quarterly report to stockholders for the fiscal quarter ended on March 31, 2005, together with the registrant’s consolidated balance sheet at, and statements of income for the three months ended on, March 31, 2005 included in such report.  A copy of this quarterly report to stockholders, which was mailed to stockholders on or about April 27, 2005, is included as Exhibit 99 to this report.

Item 9.01.              Financial Statements and Exhibits

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  The following exhibit is included with this report:

Exhibit 99                                             Quarterly report to stockholders for the fiscal quarter ended on March 31, 2005.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: April 27, 2005	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President and

Chief Financial Officer